UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) October 28, 2009

PROSPERO GROUP
(Exact name of registrant as specified in its chapter)

Nevada	000-50429	33-1059313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York		10022-2511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (239) 243-0782

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants

(i)	On June 5, 2009, Lawrence Scharfman & Co, CPA PC resigned as the independent accountants of Prospero Group. (“Prospero”).

(ii)	Lawrence Scharfman & Co. CPA PC did not file the financial statements for the fiscal year ended March 31, 2008 and March 31, 2009.

(iii)

Prospero’s Board of Directors did recommend to accept the former accountant’s resignation without any disagreements. During the past two fiscal years, March 2008 and March 2009 and the interim period preceding the engagement of Larry O’Donnell, CPA P.C. Prospero did consult with Lawrence Scharfman and Julio De Leon on the required auditors opinion for the aforementioned statements. In a response to the SEC, Lawrence Scharfman has been requested to furnish a letter directly to the Commission regarding its concurrence or disagreement with the statements made by the company in our Item 4.01 Form 8-K as required in Item 304(a)(3) of Regulation S-K.

(iv)	New independent accountants; Prospero Group’s Board of Directors signed a letter of engagement with Larry O’Donnell, CPA P.C. on June 5, 2009

Page - 1

Item 9.01.  Exhibits.

(c)  Exhibits

Exhibit	Description

16	Letter to Securities and Exchange Commission dated October 19,2009 including the resignation letter of Lawrence Scharfman	Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Prospero Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PROSPERO GROUP

By: /s/ Hubert L. Pinder

Chief Financial Officer

Dated: October 28, 2009